UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2009

Crown Crafts, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

916 South Burnside Avenue, Gonzales, LA	70737
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (225) 647-9100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 7, 2009, Crown Crafts, Inc. (the “Company”) issued a press release announcing that the Company’s Board of Directors has authorized a share repurchase program pursuant to which the Company may spend up to $2 million in the aggregate to repurchase shares of the outstanding common stock of the Company through December 31, 2009. The terms and conditions under which any such repurchases will be made are to be determined by the Capital Committee of the Company’s Board of Directors, subject to applicable securities law requirements. A copy of that press release is attached hereto as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated Ju1y 7, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN CRAFTS, INC.

Date: Ju1y 7, 2009	/s/ E. Randall Chestnut
E. Randall Chestnut
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Press Release dated Ju1y 7, 2009

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